Exhibit 99.2

EXCHANGE AND MERGER AGREEMENT

This EXCHANGE AND MERGER AGREEMENT (the "Agreement') is made as of June 5, 2006 by and among Shearson Financial Network, Inc., a Nevada corporation (the "Company"), and the Shareholders of RPT Group, Inc. (each a "Purchaser" and together, the "Purchasers").

RECITALS

WHEREAS, the Purchasers own all of the stock in RPT Group, Inc., (the “Stock”) a New York corporation with its principal office at One Old Country Road, Carle Place, New York 11514 (“The Membership Interests”)

WHEREAS, STS of New York City, Inc. (“STS”) and REALTY-SKYLINE RESEARCH, LLC (“RSR”) currently hold an aggregate of 94.687%of the Stock;

WHEREAS, the Company and the Purchasers desire that the Purchasers transfer all of the currently outstanding Stock to the Company for shares of the Company's newly designated Series A-1 Convertible Preferred Stock which shall represent the equivalent of an amount equal to $40,000,000.00 described more fully below, upon the terms and conditions set forth herein (the "Exchange");

WHEREAS, immediately after the Exchange, RPT Group, Inc. shall be merged into the Company pursuant to a statutory merger and Section 368(a)(1)(A) of the Internal Revenue Code and shall no longer be in existence; and

WHEREAS, the Exchange is intended to qualify as a private placement transaction under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act").

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth and each act done pursuant hereto, the parties hereto, intending to be legally bound, do hereby represent, warrant, covenant and agree as follows:

1.	THE EXCHANGE.
	(a)	Closing. Subject to the terms and conditions set forth in this Agreement, the

Purchasers shall transfer 100% of the Stock to the Company in exchange for 100,000 shares of the Company’s Series A-l Convertible Preferred Stock, par value $0001 per share, said Stock shall convert to common and which shall represent the equivalent of an amount equal to $40,000,000.00 (the number of common shares that the Preferred Stock is convertible to multiplied by the share price of the common stock at the Closing) described more fully in Section l(c) below (the "Exchange Preferred Stock'). The closing of the Exchange (the "Closing") shall take place simultaneously herewith at the offices of Shearson Financial Network, Inc. 6330 S. Sandhill Rd. Suite # 6 Las Vegas, Nevada 89120 or such other date as the parties shall agree (the "ClosingDate").

(b)           Exchange. At the Closing, (i) the Purchasers shall deliver to the Company, or as directed by, the Company certificates representing the Stock and (ii) the Company shall deliver to the Purchasers stock certificates, registered in the names of the Purchasers, representing the Exchange Preferred Stock allocated among the Purchasers as specified in Schedule l(b) hereto. Such stock at the election of the Purchasers may take up to 90 days after the closing to issue as to ensure that the Purchasers take advantage of a stock price that serves to guarantee a value equal to no less than $40,000,000.00 to Purchasers.

(c)           Exchange Preferred Stock. The Exchange Preferred Stock shall have the rights, preferences and privileges as set forth in the Certificate of Designation attached hereto as Exhibit A (the "Exchange Certificate of Designation") to be filed prior to the Closing by the Company with the Secretary of State of Nevada. Each share of Exchange Preferred Stock shall be convertible into shares of Common Stock in accordance with the terms of the Exchange Certificate of Designation. The shares of Common Stock issuable upon conversion of the Exchange Preferred Stock are referred to herein as the "Conversion Shares." The Exchange Preferred Stock and the Conversion Shares are collectively referred to herein as the "Securities."

(d)           Stock. Effective as of the Closing Date, all of the Stock shall be canceled and the certificates formerly representing the Stock shall thereafter represent only the right to receive certificates representing shares of Exchange Preferred Stock.

(e)           Merger. Immediately after the Closing, RPT Group, Inc. shall be merged into the Company pursuant to a statutory merger and Section 368(a)(1)(A) of the Internal Revenue Code and shall no longer be in existence.

2.	REPRESENTATIONS AND WARRANTIES.

(a)          Purchaser Representations and Warranties. STS and RSR each as a Purchaser hereby represent and warrant to the Company as follows on the Closing Date:

(i)           Organization; Authority. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated this Agreement and otherwise to carry out its obligations hereunder. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

(ii)          Ownership of Original Preferred Stock. The Purchaser is the sole owner of the Stock set forth opposite its name on Schedule 2(a)(ii) hereof, free and clear of any and all liens, claims and encumbrances of any kind.

(iii)        Investment Intent. The Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. The Purchaser understands that the Securities are restricted and that the Purchaser must bear the economic risk of investment indefinitely unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available. The Purchaser does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute the Securities.

(iv)         Purchaser Status. At the time the Purchaser was offered the Securities, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501 (a) of Regulation D under the Securities Act. The Purchaser is not a broker-dealer.

(v)          General Solicitation. The Purchaser is not acquiring the Securities as a result of or subsequent to any advertisement, article, notice or other communication regarding the Exchange Preferred Stock published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(vi)         Reliance. The Purchaser understands and acknowledges that (A) the Securities are being offered and issued to it without registration under the Securities Act in a transaction that is exempt from the registration provisions of the Securities Act and (B) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and the Purchaser hereby consents to such reliance.

(vii)       Brokers and Finders. The Purchaser has no knowledge of any person who will be entitled to or make a claim for payment of any finder fee or other compensation as a result of the consummation of the transactions contemplated by this Agreement.

(b)          Company Representations and Warranties. Except as set forth on a Disclosure Schedule delivered by the Company to each Purchaser (the "Disclosure Schedule"), the Company hereby makes the following representations and warranties to the Purchasers on the Closing Date:

(i)           Organization and Qualification. The Company and each of its direct and indirect subsidiaries including the Company (collectively, the "Subsidiaries'") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the nature of the business it conducts makes such qualification necessary and where the failure to do so would have any effect which, individually or in the aggregate with all other effects, reasonably would be expected to be materially adverse to (i) the Securities, (ii) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents (as defined herein), or (iii) the business, operations, properties, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, other than those effects occurring as a result of general domestic or international economic or financial conditions or general industry developments that affect the Company and other participants in the industry in the same general fashion (a "Material Adverse Effect").

(ii)         Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and to issue the Exchange Preferred Stock and the Conversion Shares in accordance with the terms of the Exchange Certificate of Designation and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Exchange Certificate of Designation and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Exchange Preferred Stock and the issuance and reservation for issuance of the Conversion Shares) have been duly authorized by the Company's Board of Directors. This Agreement and the Exchange Certificate of Designation have been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligations of the Company enforceable against the Company, in accordance with their terms.

(iii)        Issuance of the Securities. The Securities, when issued at the Closing or upon conversion of the Exchange Preferred Stock, as applicable, (i) will be duly authorized, validly issued, fully paid and non-assessable and will be free and clear of all taxes, liens, options or other encumbrances of any nature, (ii) will not be subject to preemptive rights, rights of first refusal, or other similar rights of stockholders of the Company or any other person (other than any such rights held by the holders of the Original Preferred Stock), or (iii) will not impose personal liability on the holder thereof.

(iv)         No Conflicts. The execution, delivery and performance of this Agreement, the performance by the Company of its obligations under the Exchange Certificate of Designation and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Exchange Preferred Stock and Conversion Shares) will not, (i) result in a violation of the Company's Certificate of Incorporation or Bylaws, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and rules or regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected, or (iii) require any consent or authorization of the Company's stockholders. The Company is not in violation of its Certificate of Incorporation, Bylaws or other organizational documents. The Company is not in default (and no event has occurred which, with notice or lapse of time or both, would put the Company in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party except for such violations, defaults or events that have not and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(v)          Brokers and Finders. The Company has no knowledge of any person who will be entitled to or make a claim for payment of any finder fee or other compensation as a result of the consummation of the transactions contemplated by this Agreement.

(vi)	Absence of Certain Changes. Except as set forth in the Select SEC Documents

(as defined in Section 2(b)(v) of this Agreement), since December 31, 2005, there has been no material adverse change and no material adverse development in the business, properties, operations, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy or receivership law, nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings with respect to the Company or any of its Subsidiaries.

(vii)       Disclosure. All information relating to or concerning the Company and/or any of its Subsidiaries set forth in this Agreement or provided to the Purchasers in connection with the transactions contemplated hereby is true and correct in all material respects, and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations and financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would now be required to be disclosed by the Company in the Company's Annual Report on Form 10-K.

3.	OTHER COVENANTS AND AGREEMENTS.

(a)           Nomination of Purchasers' Designee for Election to the Board. The Purchasers will have the right (but not the obligation) to nominate two (2) Qualified Directors (as defined below) to fill a vacancy on the Company's Board of Directors or stand for election as a member the Company's board of directors at the Company's 2006 annual meeting of its stockholders (the "Purchasers' Nominees"). For purposes of this Section 3(b), the term "Qualified Director" means an individual who (i) is "independent" under the Nasdaq corporate governance listing standards applicable to the Company and Rule 10A-3 under the Securities Exchange Act of 1934, as amended, (ii) is not affiliated with any competitor of the Company at the time of such nomination, and (iii) is experienced in the information technology industry or in business or finance and (iv) is approved by the nominating committee of the Company's board of directors in good faith. Should the Purchasers choose to exercise the nomination right granted by this Section 3(b), they will provide, and will cause the Purchasers' Nominee to provide, to the Company all such information regarding the Purchasers' Nominee as may be reasonably requested by the Company. The Purchasers' Nominees shall be elected to serve as a member of the Company's board of directors, which shall not exceed seven (7) members until the next annual meeting of the Company which shall not be before the one year anniversary of this Agreement unless consented to by Purchasers’ Nominees.

(b)           Press Release; Publicity. The Company shall issue a press release (the "Press Release") describing in reasonable detail the transactions contemplated hereby as soon as practicable on or after the date hereof, but in no event later than the commencement of the first trading day following the date hereof. The Press Release shall be subject to prior review and comment from Purchaser Within four days after the Closing Date, the Company shall file a Form 8-K with the SEC concerning this Agreement and the transactions contemplated hereby, which Form 8-K shall attach this Agreement as an exhibit to such Form 8-K (the "8-K Filing"). From and after the Press Release, the Company hereby acknowledges that no Purchaser shall be in possession of any material nonpublic information received from the Company, any of its subsidiaries or any of its respective officers, directors, employees or agents that is not disclosed in the Press Release. The Company shall not, and shall cause each of its subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its subsidiaries from and after the Press Release without the express written consent of such Purchaser. No Purchaser shall have any liability to the Company, its subsidiaries or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (provided that any such press release or other public disclosure shall be subject to prior review and comment by purchaser provided such review and comment is timely and reasonable).

(c)          Further Assurances Regarding Required Nasdaq Approvals. Each of the Company and the Purchasers acknowledges and understands that the terms of Transaction Documents (as defined herein) must satisfy the applicable qualitative listing standards and other qualification requirements related to the Company's continued listing on the Nasdaq SmallCap Market (the "Applicable Listing Requirements"), and, as a result, such terms are subject to review by Nasdaq. While the Company and the Purchasers believe the Transaction Documents comply with the Applicable Listing Requirements, in the event the Company is required by Nasdaq to modify the terms of any Transaction Document to comply with the Applicable Listing Requirements, the Company and the Purchasers will in good faith cooperate to modify the terms of such Transaction Document to comply with the requirements of Nasdaq while maintaining in all material respects the same terms as previously set forth in such Transaction Document.

4.	MISCELLANEOUS.

(a)           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed in the State of Nevada.

(b)           Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(c)           Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(d)	Entire Agreement; Amendments. This Agreement, and all other agreements delivered in connection herewith and therewith (such agreements, collectively, the "Transaction Documents"), and any schedules and exhibits hereto or thereto, contain the entire understanding of the Purchasers, the Company, their affiliates and persons acting on their behalf with respect to the matters covered herein and therein and supercede all prior agreements and understandings, oral or written, with respect to such matters. There are no restrictions, promises, warranties or undertakings relating to such matters, other than those set forth or referred to herein and therein. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement, and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

(e)           Notices. Any notices required or permitted to be given under the terms of this Agreement shall be in writing and sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as provided herein. The initial addresses for such communications shall be as follows, and each party shall provide notice to the other parties of any change in such party's address:

(i)	If to the Company:

Shearson Financial Network, Inc.

______________________

______________________

______________________

with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

______________________

______________________

______________________

______________________

(ii)         If to any Purchaser, to such address as such Purchaser shall have provided to the Company.

(f)            Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(g)           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Except as provided herein, the Company shall not assign this Agreement or any rights or obligations hereunder. Any Purchaser may assign or transfer the Securities pursuant to the terms of this Agreement and of such Securities, or assign such Purchaser's rights hereunder to any other person or entity who purchases the Securities from such Purchaser. In addition, notwithstanding anything to the contrary set forth herein or in the other Transaction Documents, the Securities may be pledged and all rights of any Purchaser under this Agreement or any other Transaction Document may be assigned, without further consent of the Company, to a bona fide pledgee in connection with such Purchaser's margin or brokerage account.

(h)          Exculpation Among Purchasers; No "Group". The Company acknowledges that the obligations of each Purchaser under this Agreement and each of the other Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents. Each Purchaser acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement and the 10 other Transaction Documents, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Purchaser, and that it is not acting in concert with any other Purchaser in making its purchase of securities hereunder or in monitoring its investment in the Company. The Purchasers and, to its knowledge, the Company agree that the no action taken by any Purchaser pursuant hereto or to the other Transaction Documents, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or would deem such Purchasers to be members of a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act”), and the Purchasers have not agreed to act together for the purpose of acquiring, holding, voting or disposing of equity securities of the Company. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Purchasers are in any way acting in concert or as a "group" for the purposes of Section 13(d) of the Exchange Act with respect to the Transaction Documents or the transactions contemplated hereby or thereby.

(i)           No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

(j)           Survival. The representations and warranties contained herein shall survive so long as the Exchange Preferred Stock is outstanding, notwithstanding any due diligence investigation conducted by or on behalf of any Purchaser. The agreements and covenants contained herein shall survive the Closing.

IN WITNESS WHEREOF, the parties have duly executed this Exchange Agreement as of the day and year first above written.

SHEARSON FINANCIAL NETWORK, INC.

By:

Name:

Title:

PURCHASERS:

REALTY-SKYLINE RESEARCH, LLC

By:

Name:

Title:

STS OF NEW YORK CITY, INC.

By:

Name:

Title:

Exhibit A

Exchange Certificate of Designation (see attached)

Schedule 1b
Name	Shares of Exchange Preferred Stock

Schedule 2(aii)

Name	Membership	Interest

STS OF NEW YORK CITY, INC., d/b/a BARRETTA

RESEARCH	47.3435%

REALTY SKYLINE RESEARCH, LLC	47.3435%

ROBERT PETERS	.483%

PHILIP ZEGARELLI	.460%

THOMAS OWENS	.348%

AUGUST STRITMATER	.276%

ALAN MASON	.276%

JEAN PAUL HANNA	.750%

NICK BARRETTA	.480%

ANTONIO SCULTORE	.240%

CHARLES MAURO, JR.	2.0%